Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Net sales	$ 285,234,752	$ 126,102,533
Costs and expenses:
Cost of products sold	244,247,474	102,517,335
Selling, general and administrative	12,467,366	7,835,184
Interest expense	255,320	24,619
Costs and expenses, total	256,970,160	110,377,138
EARNINGS FROM OPERATIONS	28,264,592	15,725,395
Other income (loss), net	(9,934,034)	(503,422)
EARNINGS BEFORE INCOME TAXES	18,330,558	15,221,973
Provision for (benefit from) income taxes:
Current	4,825,975	2,459,009
Deferred	(561,739)	1,338,489
Income tax	4,264,236	3,797,498
NET EARNINGS	$ 14,066,322	$ 11,424,475
Weighted average number of common shares outstanding:
Basic (in shares)	6,623,769	6,703,654
Diluted (in shares)	6,623,769	6,703,654
Net earnings per share:
Basic (in dollars per share)	$ 2.04	$ 1.63
Diluted (in dollars per share)	$ 2.04	$ 1.63